EXHIBIT 10.2

(Space above this line reserved for Recorder’s use)

RECORDED REQUESTED BY AND
AFTER RECORDING RETURN TO:

ALSTON & BIRD LLP
90 Park Avenue
New York, New York 10016-1387
Attention: BOA–NYC Document
Manager
Servicing No.: 3204104

CONSENT AND ASSUMPTION AGREEMENT
WITH RELEASE
[No New Money Is Being Advanced by Lender]

          This Consent and Assumption Agreement with Release (this “Agreement”) is made by and among 1334 YORK, LLC, a Delaware limited liability company (“New Borrower”); SOTHEBY’S, a Delaware corporation (“New Guarantor”); 1334 YORK AVENUE L.P., a Delaware limited partnership; (“Original Borrower”), Aby Rosen, an individual, and Michael Fuchs, an individual (collectively, “Original Guarantor”), and BANK OF AMERICA, N.A., a national banking association, as authorized agent for (i) Wells Fargo Bank, N.A., as Trustee for Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4, (ii) LaSalle Bank National Association, as Trustee for the Registered Holders of Banc of America Commercial Mortgage, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-5, and (iii) Capital Trust, Inc. (“Lender”), and MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, Inc., a Delaware corporation (“MERS”), dated as of February 6, 2009 (the “Effective Date”) with reference to the following agreed-upon facts:

RECITALS

          A. Original Borrower is presently the owner of certain real property located in New York County, State of New York, commonly known as 1334 York Avenue, New York, New York, and more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all improvements, fixtures and personal property located thereon which, with the above-described real property, are collectively referred to as the “Property.” The Property is encumbered by a first lien and security interest evidenced by, among other things, that certain Mortgage and Agreement of Consolidation and Modification of Mortgage, Assignment of Leases and Rents, and Security Agreement, dated June 22, 2005, executed by Original Borrower as mortgagor, in favor of Mortgage Electronic Registration Systems, Inc., as mortgagee and as nominee of Lender, recorded as Instrument Number CRFN 2005000434391, in the Official Records of New York County, securing TWO HUNDRED THIRTY FIVE MILLION and No/100 Dollars ($235,000,000.00) and interest thereon (the “Mortgage”).

Lender’s interest in the Loan (hereinafter defined) is also evidenced and governed by that certain Loan Agreement, dated June 22, 2005, between Original Borrower, Original Guarantor and Lender, as subsequently amended by the certain First Amendment to Loan Agreement and Other Loan Documents, dated as of September 20, 2005 (the “Loan Agreement”).

          B. The Mortgage secures, among other things, repayment of a loan (“Loan”) by Original Borrower evidenced by that certain Consolidated, Amended and Restated Promissory Note, dated June 22, 2005, in the original principal amount of $235,000,000.00 made by Original Borrower in favor of Lender, as severed pursuant to that certain Note Severance and Modification Agreement dated as of June 22, 2005, and subsequently severed pursuant to that certain Note Severance and Modification Agreement dated as of September 20, 2005, pursuant to which such consolidated note severed and split into the following replacement notes: (i) Replacement Note A-1 in the original principal amount of $110,000,000.00, made by Original Borrower in favor of Lender (“Note A-1”), (ii) Replacement Note A-2 in the original principal amount of $100,000,000.00, made by Original Borrower in favor of Lender (“Note A-2”, collectively with Note A-1, “Note A”), and (iii) Replacement Note B in the original principal amount of $25,000,000.00 (“Note B”), made by Original Borrower in favor of Lender, as each of the same may be assigned, amended, restated, replaced, extended, renewed, supplemented, severed, split or otherwise modified from time to time in accordance with the terms and provisions of the Loan Agreement. References to “Note” herein shall refer to Note A and Note B collectively. The Mortgage secures performance of all of the monetary and non-monetary obligations, covenants and agreements contained in the Mortgage and all other documents executed by Original Borrower in connection with the Loan or otherwise evidencing, securing or memorializing the Loan or perfecting the lien or security interest created by the Mortgage (such documents, together with all other documents identified in the Loan Agreement as Loan Documents and all substitutions therefor and extensions, renewals and amendments thereof, are collectively and individually referred to herein as the “Loan Documents”).

          C. Original Guarantor has guaranteed certain of Original Borrower’s obligations to Lender in accordance with the Loan Agreement.

          D. New Guarantor has guaranteed the New Borrower’s obligations to Lender in accordance with this Agreement.

          E. Unless Lender consents to the transfer of the Property from Original Borrower to New Borrower, the Loan Documents entitle Lender to declare an “Event of Default” as defined in the Loan Documents, to accelerate payment of the balance due under the Note and to foreclose on the Mortgage. Original Borrower will sell, transfer, and convey the Property to New Borrower, subject to the terms, covenants and conditions contained in Loan Documents, provided that (1) New Borrower assumes the Loan and all of Original Borrower’s obligations under the Loan Documents, and (2) Lender agrees not to exercise its rights under the Mortgage to accelerate the unpaid balance of the Note as a result of such transfer to New Borrower and allows New Borrower to assume the Loan and all of Original Borrower’s obligations under the Loan Documents.

          F. Upon the timely and complete satisfaction of the conditions set forth in this Agreement and the execution of such other documents as Lender may require in its sole and

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absolute discretion, Lender will consent to the transfer of the Property to New Borrower, allow New Borrower to assume the Loan and the obligations under the Loan Documents and, subject to Section 13 hereof, release Original Borrower and Original Guarantor from their obligations under the Loan Documents.

AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1. Representations, Warranties and Covenants of Lender, New Borrower and Original Borrower.

          (a) Lender, New Borrower and Original Borrower agree that as of the Effective Date:

                    (i) the current outstanding principal balance of (i) Note A-1 is $110,000,000.00, (ii) Note A-2 is $100,000,000.00 and (ii) Note B is $25,000,000.00;

                    (ii) the current effective interest rate of (i) Note A-1 is 5.222476190476190% per annum, (ii) Note A-2 is 5.222476190476190% per annum and (iii) Note B is 12.662000000000000% per annum;

                    (iii) the current effective monthly interest installment payment under (i) Note A-1 is $446,811.85, (ii) Note A-2 is $406,192.59 and (iii) Note B is $146,983.33;

                    (iv) the current effective monthly escrow payment to Lender for taxes on the Property is $0;

                    (v) the current effective monthly escrow payment to Lender for insurance on the Property is $0;

                    (vi) the current effective monthly escrow payment to Lender for Replacement Reserves is $0;

                    (vii) all installment payments due under the Note, through February 1, 2009, have been paid current;

                    (viii) there are no defenses or claims of setoffs with respect to any such sums or other amounts owing under the Note or any other Loan Documents;

                    (vii) Lender is the current holder of the Note, the Mortgage and the other Loan Documents;

                    (viii) there exists no payment default of any amount due and owing under the Loan Documents and no late charges are currently owing thereunder; and

                    (ix) there are no currently outstanding default notices issued pursuant to the Loan Documents.

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          (b) Lender and New Borrower acknowledge and agree that as of the date hereof, in accordance with the Loan Documents, the following balances for impounds, reserves and escrow accounts are on deposit with Lender:

(i)	Tax Impound	$0

(ii)	Insurance Impound	$0

(iii)	Replacement Reserve	$0

(iv)	Debt Service Reserve	$0

          Such impounds, reserves and escrow accounts and any balance therein are hereby assigned by Original Borrower to New Borrower.

          (c) New Borrower further acknowledges that (i) the Note contains a fixed interest rate and, accordingly, the interest rate does not adjust from time to time pursuant to the terms set forth in the Note, (ii) the maturity date of the Note is July 1, 2035 and (iii) the Optional Prepayment Date of the Note is July 1, 2015.

          (d) New Borrower agrees that unless and until Lender provides an alternative address for Lender, all Loan payments shall be made to Bank of America, N.A., P.O. Box 65585, Charlotte, North Carolina 28265-0585 or via wire transfer to the Cash Management Account pursuant to Article 10 of the Loan Agreement.

          (e) New Borrower represents and warrants that to the best of its knowledge:

                    (i) at the time of the conveyance of the Property to New Borrower, all outstanding and due taxes and assessments against the Property shall have been paid;

                    (ii) all insurance required by the Loan Documents (the “Required Insurance”) is currently maintained on the Property; and

                    (iii) all insurance premiums on the Required Insurance have been paid current.

          New Borrower warrants that the Required Insurance will at all times continue in force and that New Borrower will pay for the same from and after the date the Property is conveyed to New Borrower.

          (f) Each of Original Borrower, New Borrower, Original Guarantor and New Guarantor acknowledge and agree that the execution and delivery of this Agreement and compliance with the provisions hereof will not conflict with, or constitute a breach of or a default under, any agreement or other instrument to which it is a party or by which it is bound or affected.

          (g) New Borrower hereby certifies that, upon Closing, the Property shall be self-managed by New Borrower in accordance with the terms of this Agreement and the Loan Documents (as modified hereby).

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          (h) Lender hereby represents that it is duly authorized to enter into this agreement and that it is has received all required consents and authorizations from the holders of Note A-1, Note A-2, and Note B.

          2. Consent to Transfer; Release of Original Borrower and Original Guarantor. Subject to satisfaction of all of the following conditions precedent (each of which shall be deemed satisfied as of the date hereof) and except as expressly provided herein, Lender consents to the transfer of the Property from Original Borrower to New Borrower and, subject to Section 13 hereof, releases Original Borrower and Original Guarantor from their respective obligations under the Loan Documents.

          (a) the complete execution and acknowledgment of this Agreement by all of the parties hereto and the delivery thereof to Lender for recordation concurrent with Closing (hereinafter defined);

          (b) the complete execution and delivery to Lender by New Borrower of the following documents:

                    (i) IRS form W-9; and

                    (ii) such other documents as Lender may require in its sole and absolute discretion;

          (c) the complete execution and delivery to Lender by New Borrower and New Guarantor of a New Borrower Certification;

          (d) the delivery to Lender of satisfactory evidence of the currency of the Required Insurance;

          (e) the full release and reconveyance of any other liens or monetary encumbrances against the Property;

          (f) the delivery to Lender of a Lender’s policy of title insurance or endorsement, as Lender may require in its sole and absolute discretion, including a CLTA 111.4 endorsement or the equivalent thereof insuring that the lien of the Mortgage is unimpaired by the transfer of title to the Property to New Borrower, the release of Original Borrower or the assumption of the Loan by New Borrower;

          (g) Lender’s review and approval of New Borrower’s organizational documents;

          (h) Lender’s review and approval of a current rent roll and monthly financial statement with respect to the Property;

          (i) Lender’s review and approval of opinions of counsel for New Borrower and New Guarantor with respect to: (i) the existence, validity and organization of New Borrower as well as the enforceability of this Agreement, the Loan Documents and all documents or agreements executed herewith as against New Borrower and New Guarantor, and (ii) the substantive non-consolidation of the New Borrower;

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          (j) payment to Lender of the assumption fee and all other payments, fees and expenses required by Section 3 below to be paid at the time of New Borrower’s acquisition of the Property and the recordation of this Agreement (the “Closing”) by New Borrower and/or Original Borrower; and

          (k) such other items as Lender may require in its sole and absolute discretion.

          3. Assumption Fee; Expenses. As consideration for Lender’s consent to the transfer of the Property from Original Borrower to New Borrower, New Borrower covenants and agrees to pay to Lender prior to or at Closing:

          (a) $2,350,000.00, which represents the assumption fee to be paid to Lender for consenting to New Borrower’s assumption; and

          (b) $61,250, which represents Lender’s documentation and Lender’s legal fees.

          4. New Borrower’s Assumption of Loan and New Guarantor’s Assumption of Obligation. New Borrower hereby expressly assumes the unpaid balance due and owing on the Note, together with interest thereon as provided in the Note, together with all other monetary and non-monetary covenants, agreements and other obligations under the Note and each and every one of the other Loan Documents with the same force and effect as if New Borrower had been specifically named therein as the original maker, borrower, trustor or grantor, as applicable. New Borrower agrees to pay all Loan installments as they become due and to observe all obligations of the Note and the other Loan Documents. The foregoing assumption by New Borrower is absolute and unconditional and is not subject to any defenses, waivers, claims or offsets, nor may such assumption be affected or impaired by any agreement, condition, statement or representation of Original Borrower or any borrower or any failure to perform the same, and New Borrower hereby relinquishes, waives and releases any and all such defenses, claims, offsets, and causes of action. New Borrower expressly agrees that it has read and approved and will comply with and be bound by all of the terms, conditions and provisions contained in the Note and the other Loan Documents. New Guarantor hereby expressly assumes all of the Original Guarantor’s obligations arising from and after the date hereof pursuant to the Article 4, Section 12.6, Article 13, Article 15 and Article 18 of the Loan Agreement.

          5. Modification of Existing Loan Documents. In consideration of the covenants set forth in this Agreement, the New Borrower and Lender agree as follows:

          (a) Except as otherwise expressly and specifically provided herein, the Loan Documents are hereby modified such that:

(i)	Wherever the term Borrower appears, it shall mean New Borrower.

(ii)	Wherever the terms Borrower Principal appears, each shall mean New Guarantor.

(iii)	Wherever the term Borrower Principal Family Group appears, it shall mean New Guarantor.

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(iv)

The definition of the term “Management Agreement” shall be deleted and replaced with the following: “Management Agreement” means any property management agreement entered into with a Manager in accordance with the terms of this Agreement.

(v)

The definition of the term “Manager” shall be deleted and replaced with the following: “Manager” means any Person (other than Borrower) which provides management services for the Property appointed in accordance with the provisions of this Agreement.

(vi)

Section 7.3(c)(C) of the Loan Agreement shall be deleted and replaced with the following: (C) the Property shall be managed by a Qualified Manager or continue to be self-managed in the manner in which the Property is managed immediately prior to such transfer.

(vii)

The following shall be added as Section 7.3(d) of the Loan Agreement: (d) the sale, transfer or issuance of stock in Borrower Principal provided such stock is listed on the New York Stock Exchange or such other nationally recognized stock exchange.

(viii)

Section 4.27 of the Loan Agreement shall be deleted and replaced with the following: The Property is self-managed by the Borrower and there is no management agreement currently in place at the Property. The Borrower does not and will not receive any compensation for its management duties at the Property during the term of the Loan. Borrower shall not, without the prior written consent of Lender (which consent shall not be unreasonably withheld) appoint a Manager who shall manage the Property pursuant to a Management Agreement

(ix)

The following line shall be added to the beginning of Section 5.14(a) of the Loan Agreement: In the event that Borrower enters into a Management Agreement pursuant to Section 5.14(b) or Section 4.27 hereof.

(x)

Section 5.14(b) of the Loan Agreement shall be deleted and replaced with the following: If at any time, (i) an Event of Default has occurred and is continuing and Lender has accelerated the Loan; (ii) the Optional Prepayment Date shall occur, (iii) in the event Borrower has entered into a Management Agreement in accordance with this Section 5.14(b) or Section 4.27 hereof and Manager shall become insolvent or a debtor in a bankruptcy proceeding, or (iv) a material default has occurred and is continuing beyond applicable notice and cure periods (if any) under any Management Agreement; Borrower shall, at the request of Lender, terminate any existing Management Agreement (if applicable) and enter into a Management Agreement with a Qualified Manager approved by Lender on terms and conditions satisfactory to Lender, it being understood and agreed that the management fee for such replacement manager shall

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not exceed then prevailing market rates, and Borrower shall cause the new manager at the Property to execute an assignment and subordination of management agreement with the Lender on a form customarily used by Lender.

(xi)

Section 5.14(d) of the Loan Agreement shall be deleted and replaced with the following: In the event Borrower enters into a Management Agreement pursuant to subsection (b) above, Borrower shall not, without the prior written consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed): (i) surrender, terminate or cancel the Management Agreement or otherwise replace Manager or enter into any other management agreement with respect to the Property; (ii) reduce or consent to the reduction of the term of the Management Agreement; (iii) increase or consent to the increase of the amount of any charges under the Management Agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the Management Agreement in any material respect.

(xii)

Section 6.1(a)(xiii) of the Loan Agreement shall be deleted and replaced with the following: fail to file either its own tax returns or a consolidated federal income tax return with any Person (unless prohibited or required, as the case may be, by applicable Legal Requirements).

(xiii)

In Section 8.1(a)(i)(C) of the Loan Agreement, the maximum deductible of $100,000 shall be changed to $500,000, provided, however, that it shall revert to $100,000 upon the occurrence of any of the following: (a) New Borrower sells the Property, (b) New Guarantor ceases to Control New Borrower and/or the Property, or (c) the senior unsecured or equivalent rating of New Guarantor shall fall below either (i) in the case of S&P, BB+ or (ii) in the case of Moody’s, Ba3.

(xiv)	The notice address for Original Borrower and Original Guarantor in Section 16.1 of the Loan Agreement shall be deleted and replaced with the following:

If to Borrower:

1334 York, LLC
c/o Sotheby’s
1334 York Avenue
New York, New York 10021
Attention: Michael L. Gillis
Facsimile No.: (212) 894-2094

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with a copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10019
Attention: Peter G. Koffler, Esq.
Facsimile No.: (212) 806-2686

If to Borrower Principal:

Sotheby’s
1334 York Avenue
New York, New York 10021
Attention: Michael L. Gillis
Facsimile No.: (212) 894-2094

with a copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10019
Attention: Peter G. Koffler, Esq.
Facsimile No.: (212) 806-2686

(xv)	The entity name “RFR Holding Corp.” as used in Section 20.7 of the Loan Agreement shall be deleted therein and replaced with the term “Borrower Principal.”

(xvi)

The following sentence shall be added to end of Section 20.7 of the Loan Agreement: Notwithstanding the foregoing, disclosures required by any federal or State securities laws, rules or regulations, as determined by Borrower’s or Borrower Principal’s counsel, shall not be subject to the prior written approval of Lender.

(xvii)	Schedule 2.2(b) of the Loan Agreement is hereby deleted and replaced with Schedule 2.2(b) attached hereto.

          6. Grant of Security Interest; New Financing Statements. New Borrower hereby grants Lender a security interest in all fixtures and personal property collateral described in the Mortgage. New Borrower hereby authorizes Lender at any time and from time to time to file any initial financing statements, financing statement amendments and continuation statements with or without signature of New Borrower as authorized by applicable law, with respect to fixtures and personal property collateral related to the Property and covered by the security agreement contained in the Mortgage. For purposes of such filings, New Borrower agrees to furnish any information requested by Lender promptly upon request by Lender. New Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, financing statement amendments or continuation statements if filed prior to the date of this Agreement. New Borrower hereby irrevocably constitutes and appoints Lender and any officer, servicer or

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agent of Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of New Borrower or in New Borrower’s own name to execute in New Borrower’s name any such documents and to otherwise carry out the purposes of this Section 5, to the extent that New Borrower’s authorization above is not sufficient. To the extent permitted by law, New Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          7. Limitation of Consent. Lender’s consent in this Agreement is strictly limited to the conveyance of the Property from Original Borrower to New Borrower, and this Agreement shall not constitute a waiver or modification of any requirement to obtain Lender’s consent to any future transfer of the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions or requirements of the Loan Documents in any respect except as expressly provided herein and as modified hereby. New Borrower specifically acknowledges that (a) any transfer of the Property or any portion thereof or interest therein by New Borrower shall entitle Lender to accelerate the Note balance and foreclose the Mortgage, and (b) Lender’s consent to this Agreement shall not be deemed consent to New Borrower encumbering the Property with any junior or other financing (except as expressly permitted by the Loan Documents). New Borrower represents and warrants that it shall not encumber the Property with junior or other financing. New Borrower represents and warrants that it will not assume or become obligated to repay any debt or obligation unrelated to the Loan or to the operation or management of the Property. The Loan Documents are hereby ratified and except as expressly modified in this Agreement, the Note and other Loan Documents remain unmodified and are in full force and effect.

          8. No Representations of Lender. New Borrower recognizes and agrees that Lender has made no representation or warranty, either express or implied, regarding the Property and has no responsibility whatsoever with respect to the Property, the condition of the Property or the use, occupancy or status of the Property. To the extent New Borrower has any claims which in any manner relate to the Property, the condition of the Property, or the use, occupancy or status of the Property, the same shall not be asserted against Lender, Master Servicer, Primary Servicer or any of their agents, employees, professional consultants, affiliated entities, successors or assigns, or asserted as a defense to any of the Loan Documents.

          9. Effect of Agreement. Upon the complete and timely satisfaction of the conditions precedent set forth in Section 2 above, this Agreement and the other documents being executed concurrently herewith shall be deemed to form a part of the Loan Documents. This Agreement shall not prejudice any present or future rights, remedies or powers belonging or accruing to Lender under the Loan Documents or any document or instrument being executed in connection herewith, nor shall this Agreement impair the lien of the Mortgage.

          10. No Effect on Liens or Priority. Nothing in this Agreement shall in any way release, diminish or affect the first position lien of the Mortgage or any liens created by, or the agreements or covenants contained in, the Loan Documents or the first-lien priority of any such liens. New Borrower agrees that the Note, the Mortgage and the other Loan Documents shall

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secure all other sums that may be advanced in the future by Lender pursuant to the terms of the Loan Documents.

          11. Original Borrower’s Additional Representations and Warranties. Original Borrower hereby represents and warrants that:

          (a) Original Borrower is the owner of the Property and is duly authorized to execute, deliver and perform this Agreement;

          (b) any court or third-party approvals necessary for Original Borrower to enter into this Agreement have been obtained;

          (c) the entities and/or persons executing this Agreement on behalf of Original Borrower are duly authorized to execute and deliver this Agreement;

          (d) subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights and remedies generally, this Agreement and the Loan Documents are in full force and effect and the transactions contemplated herein and therein constitute valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing;

          (e) no Event of Default (as defined in the Mortgage) exists, nor to Original Borrower’s actual knowledge, does any event exist which, as a result of the passage of time or the expiration of any cure period or both, would constitute an Event of Default; and

          (f) all representations and warranties of Original Borrower made herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

          12. New Borrower’s Additional Representations and Warranties. New Borrower hereby represents and warrants that:

          (a) New Borrower is duly authorized to execute, deliver and perform this Agreement;

          (b) any court or third-party approvals necessary for New Borrower to enter into this Agreement have been obtained;

          (c) the entities and/or persons executing this Agreement on behalf of New Borrower are duly authorized to execute and deliver this Agreement;

          (d) this Agreement and the Loan Documents are in full force and effect and the transactions contemplated herein and therein constitute valid and binding obligations of New Borrower enforceable by Lender in accordance with their terms and have not been modified either orally or in writing;

          (e) New Borrower’s mailing address for all correspondence and notices is: c/o Sotheby’s, 1334 York Avenue, New York, New York 10021, Attention: Michael L. Gillis;

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          (f) to the best of New Borrower’s knowledge, no Event of Default (as defined in the Mortgage) exists, nor does any event exist which, as a result of the passage of time or the expiration of any cure period or both, would constitute an Event of Default; and

          (g) all representations and warranties referred to herein shall be true as of the date of this Agreement and Closing and shall survive Closing.

          13. Release of Original Borrower and Original Guarantor. Lender hereby releases Original Borrower and Original Guarantor from all liability and obligations they may now or hereafter have under the Loan Documents; provided, however, that Lender does not release Original Borrower or Original Guarantor from any liabilities under the Loan Documents arising from events occurring prior to the Effective Date. Nothing in this Section 13 or elsewhere in the Loan Documents shall affect or impair the liability of New Guarantor under the Loan Agreement.

          14. Status of New Borrower. New Borrower is and will continue to be (a) duly organized, validly existing and in good standing under the laws of the State of its organization, (b) authorized to do business and in good standing in each State in which the Property is located, and (c) possessed of all requisite power and authority to carry on its business and to own and operate the Property. New Borrower’s exact legal name is correctly set forth on the signature page hereof. New Borrower is an organization of the following type: limited liability company. New Borrower is incorporated in or organized under the laws of the State of Delaware. New Borrower shall be a Single Purpose Entity as represented i) in Section 6.1 of the Loan Agreement and ii) in Section 9(d)(iv) of the New Borrower’s Limited Liability Company Agreement. New Borrower will not cause or permit any change to be made to its name or identity or to its corporate, partnership or other organizational structure unless New Borrower shall have notified Lender in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action required by Lender for the purpose of further perfecting or protecting the lien and security interest of Lender in the Property. New Borrower’s principal place of business and chief executive office, and the place where New Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording, including software, writings, plans, specifications and schematics concerning the Property, has been for the preceding four months (or if less, the entire period of the existence of New Borrower) and will continue to be the address of New Borrower set forth in Section 12 above. New Borrower shall notify Lender in writing of any change in New Borrower’s principal place of business or its chief executive office or the place where New Borrower keeps its books and records at least 30 days prior to the date of such change. New Borrower’s organizational identification number, if any, assigned by the State of incorporation or organization is 4649252. New Borrower shall promptly notify Lender of any change in its organizational identification number. If New Borrower does not now have an organizational identification number and later obtains one, New Borrower shall promptly notify Lender of such organizational identification number.

          15. Further Assurances. New Borrower agrees to do any act or execute any additional documents requested by Lender as may reasonably be required by Lender to effectuate the purposes of this Agreement or to perfect or retain Lender’s perfected security interest in the Property or the first-lien priority of any such security interest.

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          16. Inurement. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors-in-interest and permitted assigns.

          17. Governing Law/Severability. This Agreement shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of New York. In the event one or more provisions of this Agreement shall be invalid, illegal or unenforceable, the validity or enforceability of the remaining provisions shall not in any way be affected.

          18. Modifications. Neither this Agreement, nor any term or provision hereof, may be changed, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, discharge or termination is sought.

          19. General Release and Waiver of Claims. In consideration of Lender’s agreement to enter into this Agreement, Original Borrower and New Borrower hereby agree as follows:

          (a) Original Borrower and New Borrower hereby jointly and severally release and forever discharge Lender, Master Servicer, Primary Servicer, and their respective successors, assigns, partners, directors, officers, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders, representatives, agents, servants and employees from any and all rights, proceedings, agreements, contracts, judgments, debts, costs, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, suspected or unsuspected, choate or inchoate, whether past, present or future, now held, owned or possessed by Original Borrower or New Borrower, or which Original Borrower or New Borrower may hereafter hold or claim to hold from the beginning of time to the date of this Agreement under common law or statutory right, known or unknown, arising, directly or indirectly, proximately or remotely, out of the Property, the Loan or any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby, including any and all rights, proceedings, agreements, contracts, judgments, debts, expenses, promises, duties, claims, demands, cross-actions, controversies, causes of action, damages, rights, liability and obligations, whether based upon tort, fraud, breach of any duty of good faith or fair dealing, breach of confidence, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate or other governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, defamation, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, contract or usury, but only to the extent that the foregoing arise in connection with events which occurred prior to the execution and delivery of this Agreement (collectively, the “Released Claims”). Without limiting the generality of the foregoing, the Released Claims shall include the following matters: (i) the origination and servicing of the Loan by Lender, Master Servicer or Primary Servicer; (ii) all aspects of the negotiations of this Agreement between or on behalf of New Borrower and/or Original Borrower and Lender including, but not limited to, the demands and requests by Lender of Original Borrower or New Borrower concerning this Agreement and the other Loan Documents, including all meetings, telephone calls, correspondence and/or other contacts among or on behalf of New Borrower and/or Original Borrower and Lender incident to the attempts of said parties to

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reach an agreement, or in connection with this Agreement or the other Loan Documents; and (iii) the attempt(s) of Lender to collect the Note and the exercise by Lender of its rights under any of the Loan Documents or any of its rights under this Agreement, any document executed contemporaneously herewith or the other Loan Documents, or at law or in equity.

          (b) This release is intended to release all liability of any character claimed for damages of any type or nature, for injunctive or other relief, for attorneys’ fees, interest or any other liability whatsoever, whether statutory, or contractual or tort in character, or of any other nature or character, now or henceforth in any way related to any and all matters and dealings of any nature whatsoever asserted or assertable by or on behalf of New Borrower and/or Original Borrower against Lender, including any loss, cost or damage in connection with, or based upon, any breach of fiduciary duty, breach of any duty of good faith or fair dealing, breach of confidence, breach of funding commitment, breach of any other duty, breach of any statutory right, fraud, usury, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with corporate or other governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, defamation, conspiracy or any other cause of action, but only to the extent that the foregoing arise in connection with events which occurred prior to the date of execution and delivery hereof.

          (c) New Borrower and Original Borrower each understands and agrees that this is a full, final and complete release. Each of New Borrower and Original Borrower agrees that this release may be pleaded as an absolute and final bar to any or all suits, actions or proceedings pending or which may hereafter be filed or prosecuted by New Borrower or Original Borrower, or anyone claiming by, through or under New Borrower or Original Borrower, in respect of any of the Released Claims. New Borrower and Original Borrower each understands and agrees that no recovery on account of the Released Claims may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability and that neither New Borrower nor Original Borrower, nor anyone claiming under New Borrower or Original Borrower, will ever claim that the consideration for this release is an admission of liability.

          (d) Intentionally Deleted.

          (e) The provisions, waivers and releases set forth in this Section 18 are binding upon Original Borrower and New Borrower and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

          20. Financial Information. In accordance with the applicable provisions of the Loan Documents, New Borrower shall provide Lender with such financial or other information concerning New Borrower’s affairs and properties as Lender may request, to the extent required pursuant to the Loan Documents.

          21. Notices. All notices to Lender, Original Borrower or New Borrower in connection with this Agreement shall be in writing and shall be addressed to the intended recipient thereof at its address as set forth below or in the Loan Documents (or at such other

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address as such party may designate in writing from time to time by notice given to Original Borrower, New Borrower or Lender). Additionally, the Mortgage is supplemented to include New Borrower’s address: c/o Sotheby’s, 1334 York Avenue, New York, New York 10021, Attention: Michael L. Gillis. All notices given to any party to this transaction shall be deemed effectively given (a) upon personal delivery of any such notice to the premises of the intended recipient as required above or as most recently designated by such intended recipient as provided herein, or (b) two (2) business days following the deposit of an envelope containing such notice in the United States mail, sent by certified mail, postage pre-paid and addressed to the intended recipient as set forth above or as most recently designated by the intended recipient as provided herein.

          22. New Borrower’s and New Guarantor’s Specific Ratification, Reaffirmation and Confirmation of Loan Documents. New Borrower and New Guarantor have read and reviewed and agree to perform each and every obligation under the Loan Documents in accordance with their respective terms and conditions. It is expressly understood that Lender will hereafter require performance of any and all terms, conditions or requirements of all documents and agreements executed by New Borrower and/or New Guarantor, as applicable, relating to the Loan Documents. New Borrower and New Guarantor acknowledge and agree that any performance or non-performance of the Loan Documents prior to the Effective Date does not affect or diminish in any way the requirement of compliance with the Loan Documents. New Borrower and New Guarantor further acknowledge and agree that the validity and priority of the liens and security interests evidenced by the Mortgage is not diminished in any way by this Agreement and that the Mortgage continues to be a first and superior mortgage lien and security interest in and on the Property. The agreements and obligations of New Borrower and New Guarantor under the Loan Documents are hereby ratified, brought forward, renewed and extended until the Loan shall have been fully paid and discharged. New Borrower and New Guarantor hereby ratify, affirm, reaffirm, acknowledge, confirm and agree that the Loan Documents to which each is a party represent the valid, binding and enforceable obligations of New Borrower and New Guarantor. Lender, New Borrower and New Guarantor hereby agree that this Agreement and the Loan Documents are in full force and effect so that nothing contained herein shall be construed as modifying the Loan Documents in any manner, except as may be specified herein. New Borrower specifically extends the liens and security interests of the Mortgage and agrees that the Mortgage (a) shall cover the Loan, and (b) shall continue to be in full force and effect until the Loan is paid in full and all other obligations under the Loan Documents are fully performed and satisfied. New Borrower and New Guarantor hereby agree that this Agreement in no way acts as a diminution, impairment, release or relinquishment of the liens, power, title, security interest and rights securing or guaranteeing payment of the Loan. The Mortgage is hereby renewed, extended, ratified, confirmed and carried forward by New Borrower in all respects. Nothing contained herein shall be construed as a waiver of any rights, remedies or recourses available to Lender with respect to any default by New Borrower or New Guarantor under this Agreement or any of the Loan Documents to which each is a party, as applicable. Except as otherwise provided herein, Lender hereby preserves all of its rights against New Borrower and New Guarantor and all collateral, including the Property.

          23. NO JURY TRIAL. ORIGINAL BORROWER, NEW BORROWER AND LENDER HEREBY SEVERALLY, VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL

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ACTION OR PROCEEDING ARISING UNDER THE NOTE, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT OR CONCERNING THE OBLIGATIONS UNDER THE LOAN DOCUMENTS AND/OR WITH REGARD TO THE PROPERTY OR PERTAINING TO ANY TRANSACTION RELATED TO OR CONTEMPLATED IN THE MORTGAGE, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. ORIGINAL BORROWER AND NEW BORROWER ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER PERMITTING THE LOAN ASSUMPTION DESCRIBED HEREIN AND THAT LENDER WOULD NOT HAVE CONSENTED TO THE LOAN ASSUMPTION BY NEW BORROWER AND THE EXTENSION OF CREDIT TO NEW BORROWER WITHOUT THIS JURY TRIAL WAIVER. ORIGINAL BORROWER AND NEW BORROWER HAVE EACH BEEN REPRESENTED BY AN ATTORNEY OR HAVE HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THE LOAN AND THE LOAN ASSUMPTION AND UNDERSTAND THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER.

          24. Bankruptcy of New Borrower. New Borrower, as a material inducement to Lender to enter into this Agreement, and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, by its execution hereof covenants and agrees that in the event New Borrower shall (a) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. §101 et seq., the “Code”), (b) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, (c) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator, or (d) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, Lender shall thereupon be entitled, and New Borrower irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and New Borrower hereby irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, New Borrower agrees that Lender will be entitled to and hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests. New Borrower further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender’s efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith, and shall therefore be subject to prompt dismissal or conversion to a case under Chapter 7 of the Code upon motion therefor by Lender. Further, New Borrower agrees that it will not seek, apply for or cause the entry of any order

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enjoining, staying, or otherwise prohibiting or interfering with Lender’s obtaining an order granting relief from the automatic stay and enforcement of any rights that Lender may have under the Loan Documents, including Lender’s right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender’s liens and security interests under the Loan Documents.

          25. Compliance with Interest Law. It is the intention of Original Borrower, New Borrower and Lender to conform strictly to the Interest Law (as hereinafter defined). Accordingly, New Borrower and Lender agree that any provisions contained in the Note or in any of the other Loan Documents to the contrary notwithstanding, the aggregate of all interest or consideration constituting interest under the Interest Law that is taken, reserved, contracted for, charged or received under the Note or under any of the Loan Documents or otherwise in connection with this Loan transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Note or in any of the other Loan Documents, then (a) the provisions of this Section 25 shall govern and control, (b) neither New Borrower nor the successors or assigns of New Borrower shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law, (c) any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness (or if the Note shall have been paid in full, refunded to New Borrower), and (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest (as hereinafter defined). To the extent permitted by the Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Note. For purposes of the Note, “Interest Law” shall mean any present or future law of the State of New York (meaning the internal laws of said State and not the laws of said State relating to choice of law), the United States of America or any other jurisdiction which has application to the interest and other charges under the Note or under any of the other Loan Documents and to the classification of New Borrower under such law. For purposes of the Note, the “Maximum Legal Rate of Interest” shall mean the maximum effective contract rate of interest that Lender may from time to time, by agreement with New Borrower, legally charge New Borrower and in regard to which New Borrower would be prevented from successfully raising the claim or defense of usury under the Interest Law as now or hereafter construed by courts of appropriate jurisdiction.

          26. Terms Generally. (a) Each definition contained in this or any other Section of this Agreement shall apply equally to both the singular and plural form of the term defined. Each pronoun shall include the masculine, the feminine and the neuter form, whichever is appropriate to the context. The words “included,” “includes” and “including” shall each be deemed to be followed by the phrase “without limitation.” The words “herein,” “hereby,” “hereof” and “hereunder” shall each be deemed to refer to this entire Agreement and not to any particular Article or Section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it, and (b) any term used or defined in the New York Uniform Commercial Code, as in effect from time to time, which is not defined

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in this Agreement has the meaning given to that term in the New York Uniform Commercial Code, as in effect from time to time, when used in this Agreement.

          27. Securities Act of 1933. Neither New Borrower nor any agent acting for New Borrower has offered the Note or any similar obligation of New Borrower for sale to, or solicited any offers to buy the Note or any similar obligation of New Borrower from, any person or party other than Lender, and neither New Borrower nor any agent acting for New Borrower will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

          28. Compliance with ERISA. New Borrower is not an “employee benefit plan,” as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of New Borrower constitutes or will constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) New Borrower is not a “governmental plan” within the meaning of Section 3(32) of ERISA and (b) transactions by or with New Borrower are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by the Loan Documents.

          29. Documentation Requirements, Sufficiency of Consents and Approvals. Each written instrument required by this Agreement or any of the other Loan Documents to be furnished to Lender shall be duly executed by the person or party specified (or where no particular person or party is specified, by such person or party as Lender shall require), duly acknowledged where required by Lender and, in the case of affidavits and similar sworn instruments, duly sworn to and subscribed before a notary public duly authorized to act in the premises by governmental authority; shall be furnished to Lender in one or more copies as required by Lender; and shall in all respects be in form and substance satisfactory to Lender and its legal counsel in their sole and absolute discretion. All title policies, surveys, appraisals and other evidence, information or documentation required by Lender shall be in form and substance satisfactory to Lender and its legal counsel in all respects in their sole and absolute discretion.

          30. Evidentiary Requirements. Where evidence of the existence or non-existence of any circumstance or condition is required by this Agreement or any of the other Loan Documents to be furnished to Lender, such evidence shall in all respects be in form and substance reasonably satisfactory to Lender, and the duty to furnish such evidence shall not be considered satisfied until Lender shall have acknowledged in writing that it is satisfied therewith.

          31. Number, Order and Captions Immaterial. The numbering, order and captions or headings of the several articles, sections and paragraphs of this Agreement, the Note and the other Loan Documents are for convenience of reference only and shall not be considered in construing such instruments.

          32. ENTIRE AGREEMENT; COUNTERPARTS. THIS AGREEMENT AND THE LOAN DOCUMENTS CONTAIN THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE ASSUMPTION OF THE LOAN BY NEW BORROWER AND LENDER’S CONSENT TO THE TRANSFER OF THE PROPERTY TO NEW BORROWER,

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AND SUPERSEDE ANY PRIOR WRITTEN OR ORAL AGREEMENTS BETWEEN OR AMONG THEM CONCERNING SAID SUBJECT MATTER. THERE ARE NO REPRESENTATIONS, AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS, ORAL OR WRITTEN, BETWEEN OR AMONG THE PARTIES HERETO, RELATING TO THE SUBJECT MATTER CONTAINED IN THIS AGREEMENT, WHICH ARE NOT FULLY EXPRESSED HEREIN OR IN THE LOAN DOCUMENTS. THIS AGREEMENT MAY BE EXECUTED AND ACKNOWLEDGED IN MULTIPLE COUNTERPARTS FOR THE CONVENIENCE OF THE PARTIES, WHICH TOGETHER SHALL CONSTITUTE ONE AGREEMENT, AND THE COUNTERPART SIGNATURE AND ACKNOWLEDGMENT PAGES MAY BE DETACHED FROM THE VARIOUS COUNTERPARTS AND ATTACHED TO ONE COPY OF THIS AGREEMENT TO SIMPLIFY THE RECORDATION OF THIS AGREEMENT. THE REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THIS AGREEMENT SHALL CONTINUE AND SURVIVE THE TRANSFER OF THE PROPERTY TO NEW BORROWER.

          33. NO ORAL AGREEMENTS. THE WRITTEN LOAN DOCUMENTS, INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

[NO FURTHER TEXT ON THIS PAGE - SIGNATURES TO FOLLOW]

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

NEW BORROWER:

1334 YORK, LLC,
a Delaware limited liability company

By:	Sotheby’s, a Delaware corporation,
its sole member

By:

Name:
Title:

ORIGINAL BORROWER:

1334 YORK AVENUE L.P., a Delaware limited partnership

By:	1334 GP II LLC, a Delaware limited liability company, its general partner

By:

Name:
Title:

[SIGNATURES FOLLOW ON THE NEXT PAGE]

Capital Markets Servicing Group

LENDER:

WELLS FARGO BANK N.A., as Trustee for the Registered Holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4

By:	Bank of America, N.A., a national banking association, its authorized agent

By:

Name:
Title:

MERS:

MORTGAGE ELECTRONIC
REGISTRATION SYSTEMS,
a Delaware corporation

By:

Name
Title:

ORIGINAL GUARANTOR:

Aby Rosen, an individual

Michael Fuchs, an individual

Capital Markets Servicing Group

NEW GUARANTOR:

SOTHEBY’S, a Delaware corporation

By:

Name:
Title:

Capital Markets Servicing Group

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

ACKNOWLEDGMENT

State of ____________________)
)
County of __________________)

On _______________________ before me, ______________________________________, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(Signature)

EXHIBIT A
LEGAL DESCRIPTION

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of York Avenue (formerly Avenue A) and the southerly side of 72nd Street;

RUNNING THENCE in a southerly direction along the easterly side of York Avenue 204 feet 4 inches to the corner formed by the intersection of the easterly side of York Avenue and the northerly side of 71st Street;

RUNNING THENCE in a easterly direction along the northerly side of 71st Street 198 feet;

THENCE in a northerly direction and parallel with York Avenue 204 feet 4 inches to the southerly side of 72nd Street; and

THENCE in a westerly direction along the southerly side of 72nd Street 198 feet to the point or place of BEGINNING.

Schedule 2.2(b)

(Amortization Schedule)